UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2020 (April 24, 2020)

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801

(Address of principal executive offices) (zip code)

(626) 282-0288

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMEH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 24, 2020, following a competitive selection process, the Audit Committee of the Board of Directors of Apollo Medical Holdings, Inc. (the “Company”) approved the engagement of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and approved the dismissal of BDO USA, LLP (“BDO”) from service as the Company’s independent registered public accounting firm, effective immediately. The Company engaged E&Y on April 27, 2020.

During the fiscal year ended December 31, 2019 and December 31, 2018 and through the subsequent interim period through April 24, 2020, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO would have caused BDO to make reference thereto in its reports on the consolidated financial statements of the Companies for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for a material weakness identified in the Company’s internal control over financial reporting related to the review of completeness and accuracy of data included in the full risk pool reports provided by an external party based on which material amounts of revenue were recognized. The Company identified and disclosed this material weakness in Management’s Annual Report on Internal Control Over Financial Reporting in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which it filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2019, and subsequently remediated the material weakness on December 31, 2019.

The Company provided BDO with a copy of this Current Report on Form 8-K and requested that BDO provide the Company with a letter addressed to the SEC stating whether or not BDO agrees with the above disclosures. A copy of BDO’s letter, dated April 27, 2020, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2019 and December 31, 2018 and through the subsequent interim period through April 27, 2020, neither the Company, nor any party on its behalf, consulted with E&Y with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided by E&Y to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements And Exhibits

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter, dated April 27, 2020, from BDO USA, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: April 27, 2020	By:	/s/ Thomas S. Lam, M.D.
	Name:	Thomas S. Lam, M.D.
	Title:	Co-Chief Executive Officer